Arrow Dow Jones Global Yield ETF

Ticker: GYLD

Supplement dated October 4, 2016
to the Statement of Additional Information dated June 1, 2016
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The reference to Patrick Bassett, Chief Compliance Officer, in the table titled “Interested Trustees and Officers” in the Statement of Additional Information is replaced with the following:

Name, Year of Birth and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships Held During the Past 5 Years
Chris Lewis Year of Birth: 1970	Chief Compliance Officer	1 year term (since September 2016)	Of Counsel, Paxton Law Group (2014-2015), General Counsel and CCO, Eaglewood Capital Management (2013-2014), General Counsel and Director, Alaric Compliance Services (2009-2013)	N/A	N/A

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated June 1, 2016 for the Arrow Dow Jones Global Yield ETF. These documents provide information that you should know about each Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.

Please retain this Supplement for future reference.